UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 25, 2013 (November 20, 2013)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609
(Address of principal executive offices)	(Zip Code)

(248) 750-1015
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On November 20, 2013, HPIL Holding (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with an individual accredited investor (“Investor”), pursuant to which Company agreed to sell and Investor agreed to purchase Sixty Thousand (60,000) shares of Common Stock of Company (the “Shares”) for a total purchase price of Three Hundred Sixty Thousand and No/100 Dollars ($360,000) (the “Purchase Price”).

The description of the Agreement above is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

            On November 27, 2013, pursuant to the terms and conditions of the Agreement, the Company issued the Shares to Investor in exchange for the Purchase Price.

The transaction described above was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

            (d)  Exhibits

Exhibit                       Description

10.1                            Stock Purchase Agreement entered into by and between Company and Investor on November 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding (Registrant)

Date: November 27, 2013	By: /S/ Nitin Amersey Nitin Amersey Director, Chief Financial Officer, Treasurer and Corporate Secretary